EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 of Permian Resources Corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William M. Hickey, III, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 6, 2025

PERMIAN RESOURCES CORPORATION

By:	/s/ WILLIAM M. HICKEY, III
William M. Hickey, III Co-Chief Executive Officer (Principal Executive Officer)

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 of Permian Resources Corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James H. Walter, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 6, 2025

PERMIAN RESOURCES CORPORATION

By:	/s/ JAMES H. WALTER
James H. Walter Co-Chief Executive Officer (Principal Executive Officer)